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[Black and white print advertisement.]

[Left hand side of upper 90% of ad is taken up with an aerial photograph of Manhattan office buildings (top of Empire State Building at center); headline prints in two lines across entire top of ad dropping out to white type over photo and printing black over white space.] IF YOU'RE LOOKING FOR PERFORMANCE, CONSIDER A FUND BUILT ON SOLID FOUNDATIONS

[Upper right  hand side of ad is white with black text reading:]
Historically, the high ground has always proven advantageous. And in today's unpredictable marketplace, the high ground may be attained through the performance and advantages of REITs. In fact, REITS can be a welcome addition to a diversified portfolio.

CGM Realty Fund invests in REITs and over the past three yeasrs, has outperformed the NAREIT Equity REIT Index by 23% to return more than 113%. Perhaps that's why a panel of CNBC experts recommended CGM Realty Fund as one of the top four funds to invest in for 1998.*

Managed by Ken Heebner, CGM Realty Fund offers the potential for high current income and long term capital appreciation along with the long term advantages of real estate. Which, considering today's marketplace, is a pretty enviable position to be in. Call now for more information and a prospectus. [A line drawing of a fencer in a box with a black and white striped background (logo) appears below. To the right of the logo is the following text:]

CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com

[A phone number appears next and prints in a larger size than does the ad body copy.] 1-800-598-0757

[Beneath the phone number is all capital letters, the following:]

MANAGED BY KEN HEEBNER

[Beneath the body of the ad running the full width is the following text in black type against a white background.(slightly smaller type size than ad body copy):] [The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]

*19.4%, 28.7% and 21.8% are the average annual total returns for CGM Realty Fund for the 1- and 3-year periods ended 3/31/98 and from inception 5/13/94 through 3/31/98. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged index currently consisting of approximately 175 equity REITs. On 12/10/97, a panel of three experts, selected by CNBC, judged CGM Realty Fund as one of the four best mutual funds for 1998. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees, charges, and expenses, call toll-free.

[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO LOAD

Copyright 1998